Exhibit 21.1

SUBSIDIARIES OF STEPSTONE GROUP INC. (as of September 9, 2020)

Name of Subsidiary	Jurisdiction/State of Incorporation
SRA Capital (Canada) LTD.	British Columbia, Canada
Stepstone Conversus LLC	Delaware
Stepstone Europe Limited	England and Wales
Stepstone GC Manager, L.P.	Delaware
StepStone Gestão de Recursos Ltda.	Brazil
Stepstone Group (CHINA) Limited	China
Stepstone Group (HK) Limited	Hong Kong
Stepstone Group Europe LLP	United Kingdom
Stepstone Group Holdings LLC	Delaware
Stepstone Group LP	Delaware
Stepstone Group Real Assets Holdings LLC	Delaware
Stepstone Group Real Assets LP	Delaware
Stepstone Group Real Estate Holdings LLC	Delaware
Stepstone Group Real Estate LP	Delaware
Stepstone Partners, L.P.	Delaware
Swiss Capital Alternative Investments AG	Switzerland
Swiss Capital Alternative Investments G.P. LTD.	Switzerland
Swiss Capital Invest Holding (Dublin) Limited	Ireland
Stepstone Verwaltungs Gmbh	Germany
Stepstone Diversified FundS GP, LLC	Cayman Islands
Stepstone E (GP) LLC	Delaware
Stepstone E Offshore (GP) LLC	Cayman Islands
Stepstone East Town (GP), LLC	Cayman Islands
Stepstone European Fund GP, S.À.R.L.	Luxembourg
Stepstone FERRO (GP), LLC	Delaware
Stepstone FSS (GP), LLC	Delaware
Stepstone G (GP), LLC	Delaware
Stepstone GC GP, LLC	Delaware
Stepstone H (GP), LLC	Delaware
Stepstone HF (GP), LLC	Delaware
Stepstone JP (GP) II, LLC	Delaware
Stepstone JP (GP), LLC	Delaware
Stepstone K Infrastructure (GP), LLC	Cayman Islands
Stepstone K Opportunities (GP), LLC	Delaware
Stepstone K Real Estate (GP), LLC	Cayman Islands
Stepstone KF (GP), LLC	Delaware
Stepstone LMM (GP), LLC	Delaware
Stepstone Maple (GP), LLC	Delaware
Stepstone Mexico I (GP), LLC	Delaware
Stepstone Mulder (GP), LLC	Cayman Islands
Stepstone NL (GP), LLC	Delaware
Stepstone NLGI (GP), LLC	Delaware
Stepstone NPS PE (GP), LLC	Delaware
Stepstone NPS PE II (GP), LLC	Cayman Islands
Stepstone NPS Real Estate (GP), LLC	Cayman Islands
Stepstone NPS SIERA (GP), LLC	Delaware
Stepstone NPS SIRA II (GP), LLC	Cayman Islands
Stepstone OH Secondaries (GP), LLC	Delaware
Stepstone Opportunities Fund G.P. Ltd	Cayman Islands
Stepstone P (GP), LLC	Cayman Islands
Stepstone P Real Assets (GP), LLC	Cayman Islands
Stepstone PC GP, LLC	Delaware
Stepstone PH (GP), LLC	Delaware
Stepstone PIFSS Real Estate (GP), LLC	Cayman Islands
Stepstone PPL Secondaries (GP), LLC	Delaware
Stepstone PRIVATE ACCESS (GP), LLC	Delaware
Stepstone R (GP), LLC	Delaware
Stepstone Real Estate Partners IV (GP) S.À.R.L.	Luxembourg
Stepstone REP III (GP) (Cayman), LLC	Cayman Islands
Stepstone REP III (GP), LLC	Delaware
Stepstone REP IV (GP Cayman), LLC	Delaware
Stepstone REP IV (GP), LLC	Cayman Islands
Stepstone RIVAS (GP), LLC	Delaware
Stepstone SCORPIO (GP), LLC	Cayman Islands
Stepstone Secondaries (GP), LLC	Delaware
Stepstone Secondaries II (GP), LLC	Delaware
Stepstone Secondaries III (GP) S.À R.L.	Luxembourg
Stepstone Secondaries III (GP), LLC	Delaware
Stepstone Secondaries IV (GP) S.À R.L.	Luxembourg
Stepstone Secondaries IV (GP), LLC	Delaware
Stepstone SEDCO (GP), LLC	Delaware
Stepstone SL (GP), LLC	Cayman Islands
Stepstone Sunstone (GP), LLC	Delaware
Stepstone Tactial Growth (GP), LLC	Delaware
Stepstone Tactial Growth II (GP), LLC	Delaware
Stepstone Tactial Growth III (GP), LLC	Delaware

Name of Subsidiary	Jurisdiction/State of Incorporation
Stepstone TS (GP), LLC	Delaware
Stepstone UWF Secondaries (GP), L.P.	Delaware
Stepstone UWF Secondaries Holdings (GP), LLC	Delaware
Stepstone XL (GP), LLC	Delaware
Swiss Capital Private Debt G.P. (Luxembourg) S.À.R.L.	Luxembourg
Swiss Capital Private Debt G.P. II (Luxembourg) S.À.R.L.	Luxembourg
Swiss Capital Private Debt G.P. II LTD.	Cayman Islands
Swiss Capital Private Debt G.P. III (Luxembourg) S.À.R.L.	Luxembourg
Swiss Capital Private Debt G.P. LTD	Cayman Islands
Swiss Capital Private Debt Manager G.P. LTD	Cayman Islands
Swiss Capital SCL Fund G.P. Ltd.	Cayman Islands
Private EquityPortfolio G.P. CO.	Cayman Islands
Real Estate Fund I Domestic GP, LLC	Delaware
Real Estate Fund I International GP, LLC	Delaware
Real Estate Fund II GP, LLC	Delaware
Silverstone III (GP), LLC	Delaware
SRE Curator GP, LLC	Delaware
SSG Private Debt Manager G.P. II Ltd.	Cayman Islands
SSG ME Infrastructure (GP), LLC	Cayman Islands
SSG ME Real Estate (GP), LLC	Cayman Islands
SSG Peninsula (GP), LLC	Cayman Islands
Stepstone A (GP), LLC	Delaware
Stepstone AEGON (GP), LLC	Delaware
Stepstone AMP (GP), LLC	Delaware
Stepstone AP (GP), LLC	Delaware
Stepstone Atlantic (GP), L.P.	Delaware
Stepstone ATLAS (GP), LLC	Delaware
Stepstone AZ China and Asia (GP), LLC	Delaware
Stepstone AZ Secondaries (GP), LLC	Delaware
Stepstone B (GP), LLC	Cayman Islands
Stepstone B II-G (GP), LLC	Cayman Islands
Stepstone B II-R (GP), LLC	Cayman Islands
Stepstone BVK (GP), S.À R.L.	Luxembourg
Stepstone C (GP), LLC	Delaware
Stepstone Capital III (GP) S.À.R.L.	Luxembourg
Stepstone Capital III (GP), LLC	Cayman Islands
Stepstone Capital IV (GP) S.À.R.L.	Luxembourg
Stepstone Capital IV (GP), LLC	Cayman Islands
Stepstone CGC Opportunities (GP), Limited	Cayman Islands
Stepstone Co-Investment FundS GP, LLC	Delaware